                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              ------------------


                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 23, 2001
                                                         ---------------

                            PILLOWTEX CORPORATION
                            ---------------------
            (Exact Name of Registrant as Specified in its Charter)

      Texas                     1-11756                   75-2147728
  --------------             -------------             ------------------
    (State of                 (Commission                (IRS Employer
  Incorporation)              File Number)             Identification No.)


       4111 Mint Way, Dallas, Texas                           75237
       ----------------------------------------            -----------
       (Address of Principal Executive Offices)             (Zip Code)


      Registrant's telephone number, including area code: (214) 333-3225
                                                         ----------------

                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



================================================================================
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Item 5. Other Events.

     On August 23, 2001, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") authorized the sale of the inventory and fixed assets associated with the Blanket Division of Pillowtex Corporation (the "Company") pursuant to the Asset Purchase Agreement, dated as of July 27, 2001 (the "Purchase Agreement"), between Beacon Manufacturing Company, a wholly owned subsidiary of the Company, and Beacon Acquisition Corporation (the "Purchaser"). On August 23, 2001, the Company issued a press release announcing the Bankruptcy Court's authorization of the sale. A copy of the press release is filed as
Exhibit 99.1 hereto and incorporated herein by this reference.

     Pursuant to the Purchase Agreement, the Purchaser will pay a purchase price of $16.8 million, subject to certain adjustments based on inventory levels, prepaid items and accrued but unpaid items as of closing, and will assume all liabilities arising after closing under the terms of contracts to be assumed and assigned to the Purchaser and, with limited exceptions, all environmental liabilities associated with the purchased assets. The purchase price will be paid in a combination of cash and a three-year promissory note in a principal amount of approximately $1.3 million, secured by a pledge of 100% of the stock of the Purchaser, a second lien on the majority of the assets being sold (excluding the Blanket Division's real property located in Westminister, South Carolina) and a third lien on the Blanket Division's real property located in Swannanoa, North Carolina. The sale is expected to close in September 2001; however, the sale remains subject to certain conditions, including the consent of the Company's senior lenders, and, accordingly, no assurance can be given in this regard. A copy of the Purchase Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by this reference.

          The net proceeds from the sale will be applied to pay down obligations to the lenders under the Company's prepetition senior debt facilities in accordance with a prior order of the Bankruptcy Court.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Financial Statements of Businesses Acquired:

           Not Applicable.

     (b)   Pro Forma Financial Information:

           Not Applicable.
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     (c)   Exhibits:

           Exhibit
           Number        Exhibit
           ------        -------

            2.1 Asset Purchase Agreement, dated as of July 27, 2001 between Beacon Manufacturing Co. and Beacon Acquisition Co.

           99.1 Press release, dated August 23, 2001, issued by Pillowtex Corporation

                                      -3-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   PILLOWTEX CORPORATION



                                   By: /s/ John F. Sterling
                                       -----------------------------------------
                                       Name: John F. Sterling
                                       Title: Vice-President and General Counsel


Dated: August 24, 2001
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                               INDEX TO EXHIBITS
                               -----------------

      Exhibit
      Number          Exhibit
      ------          -------

       2.1 Asset Purchase Agreement, dated as of July 27, 2001 between Beacon Manufacturing Co. and Beacon Acquisition Co.

      99.1            Press release, dated August 23, 2001, issued by Pillowtex
                      Corporation.